UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2021

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Franklin
Chicago, IL 60606
(Address of principal executive offices) (Zip Code)
(312) 822-5000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $2.50	"CNA"	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 2, 2021, the Registrant issued a press release announcing that Larry Haefner, currently Interim Chief Financial Officer, will resign in connection with the assumption by Scott Lindquist of the role of Chief Financial Officer of the Company, effective February 14, 2022. In connection with the appointment of Amy M. Smith as Chief Accounting Officer on December 2, 2021, Mr. Haefner will also no longer act as principal accounting officer of the Registrant, effective immediately.
ITEM 5.02(c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
December 2, 2021, the Registrant issued a press release announcing the appointment of Scott Lindquist, 58, as its Executive Vice President and Chief Financial Officer, effective February 14, 2022. Mr. Lindquist will join the Registrant on January 10, 2022 and work on transitioning until he formally assumes the Chief Financial Officer role in February. Mr Lindquist previously served as Chief Financial Officer of Farmers Group, Inc. from 2008 until April 2021 and has served as a senior advisor to the Chief Executive Officer of Farmers Group, Inc. since April 2021. At this time, compensation information for Mr. Lindquist is not available. The press release is filed as Exhibit 99.1 to this Form 8-K.
December 2, 2021, the Registrant issued a press release announcing the appointment of Amy M. Smith, 43, as its Chief Accounting Officer, effective immediately. Ms. Smith previously served as Senior Vice President and Corporate Controller of the Registrant since March 2020 and, prior to that, as Vice President, Investments from 2012 until March 2020. As Chief Accounting Officer, Ms. Smith will act as principal accounting officer of the Registrant. The press release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:
See Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Registrant, dated December 2, 2021, announcing appointment of Scott Lindquist as Executive Vice President and Chief Financial Officer and the appointment of Amy M. Smith as Chief Accounting Officer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: December 2, 2021	By	/s/ Susan A. Stone
(Signature)
Susan A. Stone Executive Vice President and General Counsel